Exhibit 99.1

Industrials Conference March 11, 2025

Statements made in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered “forward - looking statements” under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward - looking statements. These risks and uncertainties include, but are not limited to, the possible effects of serious accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems we use and rely on, which could compromise the data stored within them, as well as failure to comply with evolving global privacy and security regulatory obligations or adequately address increasing customer focus on privacy issues and data security; disruptions in our information technology infrastructure; our dependence on technology in our operations; increases in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC ( “Monroe”), a wholly - owned subsidiary of Delta that operates the Trainer refinery; failure to receive the expected results or returns from our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to comply with the financial and other covenants in our financing agreements; labor - related disruptions; the effects on our business of seasonality and other factors beyond our control, such as changes in value in our equity investments, severe weather conditions, natural disasters or other environmental events, including from the impact of climate change; failure or inability of insurance to cover a significant liability at Monroe’s refinery; failure to comply with existing and future environmental reg ula tions to which Monroe’s refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; our ability to retain senior management and other key employees, and to maintain our company culture; disease outbreaks or other public health threats, and measures implemented to combat them; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive regulatory and legal compliance requirements we are subject to; the impact of environmental regulation, including but not limited to regulation of hazardous substances, increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - looking statements is contained in our Securities and Exchange Commission (SEC) filings, including our Annual Report on Form 10 - K for the fiscal year ended December 31, 2024 and other filings filed with the SEC from time to time. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our views only as of the date of this presentation, and which we undertake no obligation to update except to the extent required by law. 2 SAFE HARBOR

CURRENT ENVIRONMENT EVOLVING March Quarter outlook impacted by increased macro uncertainty SOLIDLY PROFITABLE MARCH QUARTER REFLECTS DELTA’S DURABILITY 3 ▪ Consumer & corporate confidence ▪ Softer close - in demand ▪ Oil prices have declined $10 per barrel from peak levels in the quarter What has changed What has not changed ▪ Constructive industry structure with increased focus on financial health ▪ Strength in premium, loyalty, Transatlantic & Pacific revenue ▪ Industry - leading operational & cost execution

EPS growth: Average annual; Free Cash Flow: Annual VALUE CREATION FRAMEWORK Three - to - five - year financial targets deliver sustained value creation MARGIN EXPA N SION Note: Adjusted for special items; historical non - GAAP financial measures reconciled in Appendix DURABLE EARNINGS AND FREE CASH FLOW BALANCE SHEET STRENGTH Mid - teens Operating Margin 1x Gross Leverage 10% EPS Growth $3 - 5B Free Cash Flow 15%+ RETURN ON INVESTED CAPITAL $40B+ UNENCUMBERED ASSETS 4

D e lta 2024 L on g - T erm Target MARGIN EXPANS I O N DURABLE EARNINGS AND FREE CASH FLOW BALANCE SHEET STRENGTH PRIORITIZING RETURN ON INVESTED CAPITAL Delivering returns that are in the upper half of the S&P 500 I n dus t ry 2024 RETURN ON INVESTED CAPITAL 15% 13% DAL WACC 8% Note: Adjusted for special items; historical non - GAAP financial measures reconciled in Appendix

BALANCED CAPITAL ALLOCATION $9 - 11B ANNUAL OPERATING CASH FLOW 50% SHAREHOLDER RETURNS Debt reduction, dividends, repurchases 50% REI N V E S T FOR GROWTH CONSISTENT, DISCIPLINED REINVESTMENT REDUCE FINANCIAL RISK THROUGH DEBT PAYDOWN STEADY DIVIDEND GROWTH INCREASE SHAREHOLDER RETURNS

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Non-GAAP Financial Measures

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The table below shows a reconciliation of the non-GAAP financial measure used in this presentation to the most directly comparable GAAP financial measure. The reconciliation may not calculate due to rounding.

Delta is not able to reconcile certain forward looking non-GAAP financial measures used in this presentation without unreasonable effort because the adjusting items such as those used in the reconciliations below will not be known until the end of the indicated future periods and could be significant.

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Non-GAAP Financial Measures

After-tax Return on Invested Capital ("ROIC"). We present after-tax return on invested capital as management believes this metric is helpful to investors in assessing the company's ability to generate returns using its invested capital. Return on invested capital is tax-effected adjusted operating income (using our effective tax rate for each respective period) divided by average adjusted invested capital. Average stockholders' equity and average adjusted gross debt are calculated using amounts as of the end of the current period and comparable period in the prior year. All adjustments to calculate ROIC are intended to provide a more meaningful comparison of our results to comparable companies.

MTM adjustments and settlements on hedges. Mark-to-market ("MTM") adjustments are defined as fair value changes recorded in periods other than the settlement period. MTM fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the applicable period.

Interest expense included in aircraft rent. This adjustment relates to interest expense related to operating lease financing transactions. Adjusting for these results allows investors to better understand our core operational performance in the periods shown as it neutralizes the effect of lease financing structure.

Year Ended
(in millions)	December 31, 2024
Operating income	$5,995
Adjusted for:
MTM adjustments and settlements on hedges	21
Interest expense included in aircraft rent	165
Adjusted operating income	$6,181
Tax effect	(1,442)
Tax-effected adjusted operating income	$4,739

Average stockholders' equity	$13,186
Average adjusted gross debt	23,590
Averaged adjusted invested capital	$36,776

After-tax Return on Invested Capital	12.9%

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